Earnings Results Second Quarter 2025 Exhibit 99.2

2 This slide presentation and certain of our other filings with the Securities and Exchange Commission contain statements that constitute "forward-looking statements" within the meaning of, and subject to the protections of, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward-looking statements. You can identify these forward-looking statements through Synovus' use of words such as "believes," "anticipates," "expects," "may," "will," "assumes," "predicts," "could," "should," "would," "intends," "targets," "estimates," "projects," "plans," "potential" and other similar words and expressions of the future or otherwise regarding the outlook for Synovus' future business and financial performance and/or the performance of the banking industry and economy in general. These forward-looking statements include, among others, statements on our expectations related to (1) loan growth; (2) deposit growth and deposit costs; (3) net interest income and net interest margin; (4) revenue growth; (5) non-interest expense; (6) credit trends and key credit performance metrics; (7) our future operating and financial performance; (8) our strategy and initiatives for future revenue growth, balance sheet optimization, capital management, and expense management; (9) our effective tax rate; and (10) our assumptions underlying these expectations. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve known and unknown risks and uncertainties which may cause the actual results, performance or achievements of Synovus to be materially different from the future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements are based on the information known to, and current beliefs and expectations of, Synovus' management and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by such forward-looking statements. A number of factors could cause actual results to differ materially from those contemplated by the forward-looking statements in this presentation. Many of these factors are beyond Synovus' ability to control or predict. These forward-looking statements are based upon information presently known to Synovus' management and are inherently subjective, uncertain and subject to change due to any number of risks and uncertainties, including, without limitation, the risks and other factors set forth in Synovus' filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2024 under the captions "Cautionary Notice Regarding Forward-Looking Statements" and "Risk Factors" and in Synovus' quarterly reports on Form 10-Q and current reports on Form 8-K. We believe these forward- looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations and speak only as of the date that they are made. We do not assume any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as otherwise may be required by law. This slide presentation contains certain non-GAAP financial measures determined by methods other than in accordance with generally accepted accounting principles. Such non-GAAP financial measures include the following: adjusted diluted earnings per share; adjusted return on average assets; return on average tangible common equity; adjusted return on average tangible common equity; adjusted non-interest revenue; adjusted revenue taxable equivalent (TE); adjusted non-interest expense; adjusted tangible efficiency ratio; tangible common equity ratio; and adjusted pre-provision net revenue (PPNR). The most comparable GAAP measures to these measures are diluted earnings (loss) per share; return on average assets; return on average common equity; total non-interest revenue; total revenue; total non-interest expense; efficiency ratio-TE; total Synovus Financial Corp. shareholders' equity to total assets ratio; and PPNR, respectively. Management believes that these non-GAAP financial measures provide meaningful additional information about Synovus to assist management and investors in evaluating Synovus' operating results, financial strength, the performance of its business and the strength of its capital position. However, these non-GAAP financial measures have inherent limitations as analytical tools and should not be considered in isolation or as a substitute for analyses of operating results or capital position as reported under GAAP. The non-GAAP financial measures should be considered as additional views of the way our financial measures are affected by significant items and other factors, and since they are not required to be uniformly applied, they may not be comparable to other similarly titled measures at other companies. Adjusted diluted earnings per share, adjusted return on average assets, and adjusted PPNR are measures used by management to evaluate operating results exclusive of items that are not indicative of ongoing operations and impact period-to-period comparisons. Return on average tangible common equity and adjusted return on average tangible common equity are measures used by management to compare Synovus' performance with other financial institutions because it calculates the return available to common shareholders without the impact of intangible assets and their related amortization, thereby allowing management to evaluate the performance of the business consistently. Adjusted non-interest revenue and adjusted revenue TE are measures used by management to evaluate non-interest revenue and total revenue exclusive of net investment securities gains (losses), fair value adjustments on non-qualified deferred compensation, and other items not indicative of ongoing operations that could impact period-to-period comparisons. Adjusted non-interest expense and the adjusted tangible efficiency ratio are measures utilized by management to measure the success of expense management initiatives focused on reducing recurring controllable operating costs. The tangible common equity ratio is used by stakeholders to assess our capital position. The computations of the non- GAAP financial measures used in this slide presentation are set forth in the appendix to this slide presentation. Management does not provide a reconciliation for forward-looking non-GAAP financial measures where it is unable to provide a meaningful or accurate calculation or estimation of reconciling items and the information is not available without unreasonable effort. This is due to the inherent difficulty of forecasting the occurrence and the financial impact of various items that have not yet occurred, are out of Synovus’ control, or cannot be reasonably predicted. For the same reasons, Synovus’ management is unable to address the probable significance of the unavailable information. Forward-looking non-GAAP financial measures provided without the most directly comparable GAAP financial measures may vary materially from the corresponding GAAP financial measures. Forward-Looking Statements Use of Non-GAAP Financial Measures

3 Income Statement Summary (GAAP) ($ in thousands, except per share data) 2Q25 % Change QoQ % Change YoY Net Interest Income $459,561 1% 6% Provision for Credit Losses $3,245 (70)% (88)% Non-Interest Revenue $134,135 15% 204% Total Revenue $593,696 4% 94% Non-Interest Expense $315,701 2% 5% Pre-Provision Net Revenue $277,995 6% NM Diluted EPS $1.48 14% NM (1) Non-GAAP financial measures; see appendix for applicable reconciliations; (2) TE - Taxable Equivalent; (3) NA - Not Applicable; (4) NM - Not Material Second Quarter 2025 Financial Highlights Income Statement Summary (Adjusted)(1) ($ in thousands, except per share data) 2Q25 % Change QoQ % Change YoY Net Interest Income (TE)(2) $461,223 1% 6% Provision for Credit Losses $3,245 (70)% (88)% Adjusted Non-Interest Revenue $130,860 12% 3% Adjusted Total Revenue (TE)(2) $592,083 3% 5% Adjusted Non-Interest Expense $312,354 1% 3% Adjusted Pre-Provision Net Revenue $279,729 5% 7% Adjusted Diluted EPS $1.48 14% 28% (4) (4)

4 Period-End Balance Sheet Growth ($ in millions) 2Q25 % Change QoQ % Change YoY Loans $43,537 2% 1% Deposits $49,925 (2)% (1)% Core Deposits(1) $45,208 (2)% 1% Non-Interest Bearing Deposits $11,658 1% 0% (1) Excludes brokered; (2) Annualized; (3) Non-GAAP financial measure; see appendix for applicable reconciliation; (4) TE - Taxable equivalent; (5) 2Q25 capital ratios are preliminary Second Quarter 2025 Financial Highlights Profitability Metrics 2Q25 1Q25 2Q24 ROAA(2) 1.46% 1.32% (0.10)% Adjusted ROAA(2)(3) 1.46% 1.32% 1.21% ROCE(2) 16.71% 15.48% (2.14)% ROTCE(2)(3) 18.81% 17.52% (2.20)% Adjusted ROTCE(2)(3) 18.82% 17.58% 17.57% Net Interest Margin(2) 3.37% 3.35% 3.20% Efficiency Ratio - TE(4) 53.03% 53.81% 98.15% Adjusted Efficiency Ratio(3) 52.31% 53.26% 53.05% Credit & Capital Metrics 2Q25 1Q25 2Q24 NCOs/Average Loans(2) 0.17% 0.20% 0.32% NPLs/Loans 0.59% 0.67% 0.59% Allowance for Credit Losses % 1.18% 1.24% 1.25% CET1 Ratio(5) 10.91% 10.77% 10.60%

5 $262 $262 $272 $265 $280 2Q24 3Q24 4Q24 1Q25 2Q25 Adj. NIE, ex FDIC(3): Adjusted ROAA(1) Adjusted Pre-Provision Net Revenue(1) $564 $564 $581 $573 $592 2Q24 3Q24 4Q24 1Q25 2Q25 Profitability Continues to be Solid Revenue Grew 4% QoQ ($ in millions) Disciplined Expense Management Continues ($ in millions) ROAA(2) Remains Strong 1.21% 1.26% 1.25% 1.32% 1.46% 2Q24 3Q24 4Q24 1Q25 2Q25 $302 $302 $309 $308 $312 2Q24 3Q24 4Q24 1Q25 2Q25 Reported ROAA (0.10)% 1.21% 1.25% 1.32% 1.46% $302 $314 $309 $308 $316 Reported Non-Interest Expense (1) Non-GAAP financial measure; see appendix for applicable reconciliation; (2) Annualized; (3) FDIC Special Assessment of $(3.9MM), $(1.7MM), $(0.8MM), $0.6MM, and $(0.6MM) for 2Q24, 3Q24, 4Q24, 1Q25 and 2Q25, respectively PPNR Increased 6% QoQ ($ in millions) $4 $251 $263 $278 Reported Pre-Provision Net Revenue $271 Adjusted Non-Interest Expense(1) $306 $565 $581 $571 $594 Reported Revenue Adjusted Revenue(1) 3.20% 3.22% 3.28% 3.35% 3.37%NIM:(2) $306 $303 $310 $307 $313

6 Net Charge-Off Ratio(5) Balance Sheet Remains Strong High Growth Loan Vertical(1) Momentum Continues Loan Growth Inflected in 2Q25 ($ in millions) 0.32% 0.25% 0.26% 0.20% 0.17% 2Q24 3Q24 4Q24 1Q25 2Q25 Non-Performing Loan Ratio 0.59% 0.73% 0.73% 0.67% 10.60% 10.64% 10.84% 10.77% 10.91% 2Q24 3Q24 4Q24 1Q25 2Q25 CET1 Ratio(6) Highest in Company HistoryCredit Metrics Remain Very Healthy Middle Market, Specialty(2), Corporate and Investment Banking Loans Balances: ~$12 Billion 17% Annualized Growth in 2Q25 Amounts may not total due to rounding; (1) Inclusive of Middle Market, Specialty and Corporate and Investment Banking lending; (2) Includes Asset Based Lending, Structured Lending, Life Finance, and Restaurant Services; (3) Inclusive of Commercial Banking, Private Wealth, and Senior Housing; (4) Inclusive of Low Growth and Rationalized Verticals and other immaterial portfolios; (5) Annualized; (6) 2Q25 capital ratios are preliminary 0.59% (6) $42,649 $502 $302 $84 $43,537 1Q25 High Growth Moderate Growth Other 2Q25 (3) (4)(1)

7 Our Right To Win Winning the Client 1 J.D. Power Award Multiple Greenwich Awards American Banker #6 Bank in Reputation in 2024 Strong Corporate Culture Highly Engaged Employee Base with Low Turnover Vibrant Southeast Footprint Favorable Competitive Position Comprehensive Product Set Proven Ability to Capitalize on Market Disruption Targeted Growth Initiatives Strong Core Earnings Profile Well-Managed Interest Rate Sensitivity Non-Interest Expense Flexibility Granular Core Deposit(1) Base Strong Balance Sheet Liquidity Diverse Loan Portfolio Healthy Loan Loss Reserve CET1 Ratio(2) Highest in SNV History Positioned for Growth 2 Resilient Business Model 3 (1) Excludes brokered; (2) 2Q25 capital ratios are preliminary

8 Winning with Clients Net Promoter Score(1) (out of Top 50 Asset Banks)#6 Outstanding J.D. Power 2025 U.S. Retail Banking Satisfaction Study Results Year over Year Growth in Net Promoter Score(1) (out of Top 50 Asset Banks) #1 Note: Source: JP Morgan U.S. Mid- and Small-Cap Banks Customer Satisfaction Update dated May 28, 2025; 2025 J.D. Power; about 150 banks in the study; (1) Net Promoter Score: a measure of customer satisfaction with a bank; (2) Customer Satisfaction Score: measured on a scale of -1,000 to +1,000; one overall satisfaction score and seven channel scores including: 1. level of trust, 2. people, 3. allowing me to bank how and when I want, 4. account offerings meeting my needs, 5. digital channels, 6. helping to save my time or money, 7. resolving problems or complaints; (3) Consisting of website and mobile app Customer Satisfaction Score(2) (out of Top 50 Asset Banks) #6 Customer Satisfaction Score – Digital Channels(3) (out of Top 50 Asset Banks) #6

9 2025 Strategic Initiatives On Track Winning in the Southeast Maintain Top Quartile Profitability Target Sustainable Returns • Relationship Manager Hiring – Middle Market, Commercial and Wealth Services – Expand Structured Lending team – Deepen CIB FIG offering – Expand deposit verticals – Legal industry • Refinement of Delivery Models – Third Party Payments, Consumer Bank and Wealth Services • Maintain Strong Credit Metrics – Manageable levels of NCOs and NPLs • Exercise Prudent Interest Rate Risk Management – Reduces revenue volatility • Continue Enhancements to Risk Framework Amid Heightened Expectations – Operational loss prevention • Maintain Key Technology Investments – Consumer/Commercial banking platform upgrades 1 32 (1) Includes Treasury Management, Commercial Card, International, and Letter of Credit fees • Disciplined Expense Management – Effectively manage spend in all environments • Conservative Balance Sheet Management – Effective deposit pricing strategy • Leverage More Robust Product Set – Treasury and Payment Solutions(1) and Capital Markets

Raising 2025 Guidance

	2025 Full Year	Key Guidance Assumptions
Period End Loan Growth	4% - 6%	• High growth verticals[1] continue to drive growth
Period End Core Deposit[2] Growth	1% - 3%	• Expect strong second half core deposit[2] growth supported by commercial segments
Adjusted Revenue[3][4]	5% - 7%	• Base case assumes two 25 bp Fed Funds cuts in 9/25 and 12/25 and stable long-term rates • Assumes core deposit[2] portfolio composition remains relatively stable • Expect 2025 adjusted non-interest revenue[3] of $495 million - $515 million
Adjusted Non-Interest Expense[3][4]	2% - 4%	• Assumes no change in strategic growth initiative objectives • Expect 3Q25 adjusted non-interest expense[3] of ~$320 million as hiring and strategic initiative investments drive incremental expense growth
CET1 Ratio	Relatively Stable	• Continue to manage CET1 Ratio near current levels, with a focus on prioritizing capital for core client growth
Effective Tax Rate	21% - 22%	

	Second Half of 2025
Net Charge-Offs	Relatively Stable Vs. 1H25 NCOs of 0.19%

(1) Inclusive of Middle Market, Specialty and Corporate and Investment Banking lending; (2) Excludes brokered; (3) Non-GAAP financial measure; see cautionary language on slide 2 and appendix for applicable reconciliation; (4) Guidance based on the 2024 adjusted revenue of $2.25 billion and adjusted NIE of $1.23 billion

10

Financial Performance

12 Loans $42,649 $785 $68 $35 $43,537 1Q25 C&I CRE Consumer 2Q25 Second Quarter 2025 Loan Growth Attribution ($ in millions) Total Loans: $44 billion Amounts may not total due to rounding; (1) Inclusive of Middle Market, Specialty and Corporate and Investment Banking lending; (2) Excluding secondary mortgage production; (3) Businesses highlighted are primary businesses within these categories; (4) Certain immaterial loan portfolios are not reflected; (5) Includes Asset Based Lending, Structured Lending, Life Finance, and Restaurant Services High Growth Middle Market Specialty(5) CIB ~$12B 2025 Loan Growth Drivers(3)(4) 2Q25 Growth: Moderate Growth Commercial Banking Private Wealth Senior Housing Institutional CRE Consumer Lending Rationalized National Accounts Third-Party Lending Low Growth ~$12B ~$16B ~$2B $302MM 10% annualized growth $(14MM) $91MM • High Growth Vertical(1) loans up 17% annualized • Loan growth supported by strong funded production(2) which increased 34% and 60% QoQ and YoY, respectively • C&I utilization expanded modestly QoQ Highlights $502MM 17% annualized growth 2025E Growth: 0% - 5% Relatively Stable Relatively Stable10% - 15%

13 5.16% 5.43% 5.50% 5.50% 5.50% 5.43% 4.81% 4.50% 4.50% 1.95% 2.31% 2.50% 2.67% 2.68% 2.72% 2.46% 2.26% 2.22% Fed Target Rate SNV Cost of Deposits 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 • Reduced public funds by $405 million in 2Q25 • Time deposit attrition moderated throughout the quarter • Total deposit cost beta at 50% through most recent FOMC rate cuts $50,843 $115 $(385) $(29) $(75) $(414) $(130) $49,925 1Q25 Non- Interest- Bearing NOW Savings MMA Time Brokered 2Q25 Deposits Sequential Change in Deposit Balances(1) ($ in millions) Amounts may not total due to rounding; (1) Balances include public funds QoQ changes; (2) Period-end; (3) Excludes public funds; (4) Upper band of FOMC Target Policy Rate Total Deposits: $50 billion Average Quarterly Fed Target Rate(4) vs. SNV Cost of DepositsTime Deposit Attrition Slowed in 2Q25(2)(3) ($ in millions) (4) Highlights $(9) $(238) $0 $(92) $(66) Public Funds QoQ Growth: 50% beta$(181) $(207) $(214) $(167) $(146) $(35) Jan 2025 Feb 2025 Mar 2025 Apr 2025 May 2025 Jun 2025

14 • Net interest income grew 1% QoQ, driven by loan growth and a slightly higher NIM • NIM increase driven by a host of factors, including more normalized cash balances and a modest decline in cost of deposits $435 $441 $455 $454 $460 3.20% 3.22% 3.28% 3.35% 3.37% Net Interest Income Net Interest Margin 2Q24 3Q24 4Q24 1Q25 2Q25 Amounts may not total due to rounding; Note: all references to NIM are taxable equivalent and annualized; (1) NIM Attribution reflects estimates and includes both attributed and unattributed items; (2) Loan yield includes the impact of cash-flow hedges against commercial loans; (3) Includes other unattributed items Net Interest Income Net Interest Income and Net Interest Margin Trends ($ in millions) Net Interest Income: $460 million Net Interest Margin Attribution(1) 3.35% 0.03% (0.03)% 0.02% (0.01)% 3.37% 1Q25 NIM Lower Cash Balance Loan Yield/Fees Deposit/ Funding Costs Other 2Q25 NIM Highlights (2) (3)

SYNOVUS

Non-Interest Revenue

▷ **Non-Interest Revenue: $134 million**

Highlights

- **Treasury & Payment Solutions[1] income supported 9% YoY Core Banking Fee[2] growth**
- **Wealth Revenue[3] increased 2% QoQ and YoY from growth in brokerage and trust fees**
- **Capital Markets income growth aided by stronger loan production**

($ in millions)	2Q25	QoQ Δ	YoY Δ
Core Banking Fees[2]	$53	4%	9%
Wealth Revenue[3]	$41	2%	2%
Capital Markets Income	$13	87%	(14)%
Net Mortgage Revenue	$4	33%	12%
Other Income[4][5]	$19	23%	0%
Total Adjusted Non-Interest Revenue[6]	**$131**	**12%**	**3%**
Total Non-Interest Revenue	**$134**	**15%**	**204%**

Non-Interest Revenue Investment Areas & Initiatives

Treasury and Payment Solutions[1]

- *Accelerate Trade*
- *Pricing Initiative*

Corporate and Investment Banking

- *Expanded Sector Coverage*
- *Seasoned Relationships Driving Wins in Equity Capital Markets and Advisory*

Wealth Services

- *Business Owner Wealth Strategy*
- *Wealth Delivery Transformation*

Middle Market Banking

- *Relationship Manager Expansion*
- *Syndication Platform Enhancements*

Third Party Payments

- *Commercial Sponsorship and Merchant Expansion*

Amounts may not total due to rounding; (1) Includes Treasury Management, Commercial Card, International, and Letter of Credit fees; (2) Includes service charges on deposit accounts, card fees, and several other non-interest revenue components including line of credit non-usage fees, letter of credit fees, ATM fee income, and miscellaneous other service charges; (3) Consists of fiduciary/asset management, brokerage, and insurance revenues; (4) Includes earnings on equity method investments, income from BOLI, Commercial Sponsorship, and other miscellaneous income; (5) Excludes adjusted NIR items. See appendix for adjusted NIR non-GAAP reconciliation; (6) Non-GAAP financial measure; see appendix for applicable reconciliation

15

16 $302 $302 $309 $308 $312 2Q24 3Q24 4Q24 1Q25 2Q25 Reported Non-Interest Expense Adj. NIE, ex FDIC Special Assessment(1)(2): • Employment expense rose 6% YoY as a result of hiring, merit increases and performance-related incentives • Excluding FDIC special assessment reversals, adjusted non-interest expense(1) growth was 2% YoY Non-Interest Expense ($ in millions) 2Q25 QoQ Δ YoY Δ Total Employment $189 1% 6% Total Other $75 3% (2)% Total Occupancy, Equipment, and Software $49 0% 5% Total Adjusted Non-Interest Expense(1) $312 1% 3% Total Non-Interest Expense $316 2% 5% Non-Interest Expense: $316 million Amounts may not total due to rounding; (1) Non-GAAP financial measure; see appendix for applicable reconciliation; (2) FDIC Special Assessment of $(3.9MM), $(1.7MM), $(0.8MM), $0.6MM and ($0.6MM) for 2Q24, 3Q24, 4Q24, 1Q25 and 2Q25, respectively Multi-Quarter Non-Interest Expense Control ($ in millions) $308 $(10) $9 $2 $4 $312 1Q25 Seasonal Compensation Decline Incentive Compensation Strategic Investments Discretionary Spend/Other Operating 2Q25 Adjusted Non-Interest Expense(1) ($ in millions) Highlights $302 $314 $309 $308 $316 Adjusted Non-Interest Expense (1) $306 $303 $310 $307 $313

17 • NCOs, NPLs and criticized and classified loans all improved • ACL decline from stronger credit metrics partially offset by a more adverse economic outlook • 2H25 NCOs/average loans(1) expected to be relatively stable compared to 0.19% in 1H25 Credit Quality $34 $27 $28 $21 $18 2Q24 3Q24 4Q24 1Q25 2Q25 Net Charge-Offs ($ in millions) Amounts may not total due to rounding. (1) Annualized $538 $535 $539 $529 $514 2Q24 3Q24 4Q24 1Q25 2Q25 210% 171% 174% 185% 200%ACL to NPLs: Allowance for Credit Losses ($ in millions) 3.7% 3.9% 4.0% 3.8% 3.6% 2Q24 3Q24 4Q24 1Q25 2Q25 Nonperforming and Criticized & Classified Loans Allowance for Credit Losses RatioAllowance for Credit Losses Net Charge-Off Ratio(1)Net Charge-OffsNon-Performing Loan Ratio Criticized & Classified Loans as a % of Total Loans 1.25% 1.24% 1.27% 1.24% 0.32% 0.25% 0.26% 0.20%0.59% 0.73% 0.73% 0.67% 0.17% 1.18% Highlights 0.59%

18 10.60% 10.64% 10.84% 10.77% 10.91% Common Equity Tier 1 Tier 1 Tier 2 2Q24 3Q24 4Q24 1Q25 2Q25 Amounts may not total due to rounding; (1) 2Q25 capital ratios are preliminary (1) 11.96% 13.81% 13.67% 11.89% Capital Capital Ratios 13.56% 11.72% Common Equity Tier 1(1) Within Operating Range 10.77% 0.42% (0.11)% (0.04)% (0.15)% 0.02% 10.91% Beginning CET1 Ratio (1Q25) Net Income To Common Shareholders Common Dividends Share Repurchases RWA Other Ending CET1 Ratio (2Q25) (Second Quarter 2025 CET1 Change) (1) 13.60% 11.76% 12.01% 13.74% • CET1 Ratio(1) at 10.91% inclusive of ~$21 million of 2Q25 share repurchases • Will continue to prudently manage capital at or near current levels Highlights

Appendix

20 Loan Trends $43,093 $43,121 $42,609 $42,649 $43,537 $22,537 $22,664 $22,331 $22,313 $23,098 $12,215 $12,177 $12,015 $12,072 $12,140 $8,341 $8,279 $8,263 $8,264 $8,299 C&I CRE Consumer 2Q24 3Q24 4Q24 1Q25 2Q25 Period End Loans ($ in millions) $43,364 $42,908 $42,537 $42,506 $42,819 $22,729 $22,470 $22,257 $22,299 $22,523 $12,278 $12,140 $12,021 $11,963 $12,017 $8,358 $8,298 $8,259 $8,244 $8,279 C&I CRE Consumer 2Q24 3Q24 4Q24 1Q25 2Q25 Average Loans ($ in millions) Amounts may not total due to rounding

21 $50,196 $50,194 $51,095 $50,843 $49,925 $11,656 $11,562 $11,596 $11,543 $11,658 $10,781 $10,960 $11,517 $11,714 $11,329 $12,854 $13,112 $14,056 $14,267 $14,191 $1,021 $995 $982 $1,011 $983 $8,482 $8,460 $8,068 $7,461 $7,047 $5,402 $5,105 $4,875 $4,847 $4,717 NIB DDA NOW MMA Savings Time Brokered 2Q24 3Q24 4Q24 1Q25 2Q25 Deposit Trends Period End Deposits ($ in millions) Average Deposits ($ in millions) $50,408 $50,481 $51,101 $50,598 $50,203 $12,099 $11,666 $11,784 $11,406 $11,386 $10,789 $10,835 $11,298 $11,613 $11,534 $12,617 $13,059 $13,768 $13,901 $14,322 $1,036 $1,008 $987 $994 $994 $8,383 $8,438 $8,252 $7,778 $7,206 $5,483 $5,476 $5,013 $4,906 $4,760 NIB DDA NOW MMA Savings Time Brokered 2Q24 3Q24 4Q24 1Q25 2Q25 Amounts may not total due to rounding

22 Allowance for Credit Losses ($ in millions) $529 $22 $(7) $(38) $10 $(1) $514 1Q25 Economic Uncertainty Other Qualitatives Performance Net Growth Other 2Q25 ACL/Loans: 1.24% 1.18% Economic Scenario Assumptions and Weightings Amounts may not total due to rounding; (1) Other factors include the addition to the ACL associated with the cessation of a third-party lending relationships and decline in that portfolio as well as the impact of dispositions, etc; (2) Upside refers to Moody's May 2025 "S1" Upside 10th Percentile scenario; (3) Downside scenarios correspond to Moody's May 2025 "S5" Slow Growth scenario and "S3" Downside 10th Percentile scenario; (4) Corresponds to Moody's May 2025 scenarios 2Q25 Change from 2025(4) 2026(4) Scenario Model Weighting Previous Quarter GDP Unemployment GDP Unemployment Consensus Baseline 50% (5)% 1.2% 4.3% 1.5% 4.5% Upside(2) 15% 5% 1.7% 3.9% 2.6% 3.9% Downside(3) 10% 0% 0.5% 5.3% (1.7)% 8.2% Slow Growth(3) 25% 0% 1.2% 4.4% 1.0% 5.8% Weighted Average 1.2% 4.4% 1.2% 5.1% (1)

23 Composition Change Risk Category 2Q25 1Q25 2Q25 vs. 1Q25 Passing Grades $41,971 $41,039 $931 Special Mention $728 $709 $19 Substandard Accruing $581 $614 $(33) Non-Performing Loans $257 $287 $(29) Total Loans $43,537 $42,649 $888 $929 $942 $1,086 $1,333 $1,484 $1,527 $1,634 $1,590 $1,693 $1,683 $1,610 $1,566 2.2% 2.2% 2.5% 3.0% 3.4% 3.5% 3.8% 3.7% 3.9% 4.0% 3.8% 3.6% Criticized & Classified Loans % of Total Loans 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 Portfolio Risk DistributionCriticized & Classified Loans Amounts may not total due to rounding. Risk Distribution ($ in millions)

SYNOVUS

Loan Portfolio by Category

Highly Diverse Loan Mix


Market-Based C&I
26%
Industry-Focused C&I(1)
23%
Other C&I
4%
Multi-Family
10%
Other CRE
7%
Hotel
4%
Office
4%
Retail
3%
Residential C&D & Land
1%
Consumer Real Estate
16%
Consumer Non-Real Estate
3%

C&I Portfolio $23.1 billion

- C&I portfolio is well-diversified among multiple lines-of-business
- Diverse C&I industry mix aligned with economic and demographic drivers
- SNCs total $4.9 billion, ~9% of which is agented by SNV
- Leveraged loans total $2.0 billion

CRE Portfolio $12.1 billion

- 93% are income-producing properties
- Diversity among property types and geographies
- 88% of NPL balance comprised of 1 office relationship

Consumer Portfolio $8.3 billion

- Weighted average credit score of 796 and 785 for Home Equity and Mortgage, respectively
- Weighted average LTV[2] of 71.9% and 68.5% for Home Equity and Mortgage, respectively

2Q25 Portfolio Characteristics	C&I	CRE	Consumer
NPL Ratio	0.56%	0.50%	0.81%
QTD Net Charge-off Ratio (annualized)	0.06%	0.28%	0.31%
30+ Days Past Due Ratio	0.25%	0.02%	0.52%
90+ Days Past Due Ratio	0.17%	0.00%	0.02%

Amounts may not total due to rounding; (1) Industry-focused C&I is comprised of senior housing, structured lending (asset-backed finance), insurance premium finance, CIB, restaurant finance, and public funds portfolios; (2) LTV is calculated by dividing the sum of the 6/30/25 commitment amount and any existing senior lien by the most recent appraisal value (typically at origination)

24

SYNOVUS

C&I Loan Portfolio

Diverse Industry Exposure
Total C&I Portfolio $23.1 billion



Finance/Insurance 22.1%
Senior Housing(1) 12.9%
Accom. & Food Svcs. 7.3%
Health Care 6.1%
Lessors of R/E(1) 5.6%
Manufacturing 5.4%
Wholesale Trade 5.0%
Retail Trade 4.5%
Construction 4.3%
Transport/ Warehousing 4.1%
Other Services 4.0%
Prof., Scientific, Tech. Svcs. 3.6%
Other R/E and Rental & Leasing(1) 3.4%
All Other 3.3%
Arts, Entertainment, & Rec. 2.3%
Public Administration 2.1%
Educational Svcs. 2.1%
Ag, Forestry, Fishing 1.1%
Admin., Support, Waste Mgmt. 0.9%

- **Approximately 95% of the C&I Portfolio is Collateralized**



Owner-Occupied CRE
Inventory/Receivables
Insurance Premium Finance
Lender Finance
Other Collateral
Unsecured
38%
23%
7%
11%
15%
5%

- **Wholesale Bank** (includes Market Based and Industry Focused Lines) represents 69% of C&I balances
- **Finance/Insurance** predominantly represented by secured lender finance portfolio
  - 0.12% NPL Ratio
  - 0.00% Net Charge-Off Ratio (annualized)
  - 0.00% 30+ Day Past Due Ratio

Credit Indicator	2Q25
NPL Ratio	0.56%
Net Charge-off Ratio (annualized)	0.06%
30+ Days Past Due Ratio	0.25%
90+ Days Past Due Ratio	0.17%

Amounts may not total due to rounding; (1) These segments are not two digit NAICS industry divisions; Senior Housing is a subset of NAICS 62 Health Care and Social Assistance, and R/E other and R/E leasing together comprise NAICS 53 Real Estate, Rental, and Leasing

25

SYNOVUS

Commercial Real Estate Loan Portfolio

Composition of 2Q25 CRE Portfolio
Total CRE Portfolio $12.1 billion



Multi-Family 34.3%
Hotels 15.0%
Office Building 13.8%
Other Investment Properties 11.8%
Shopping Center 10.9%
Warehouses 7.3%
1-4 Family Perm/Mini-Perm 2.7%
Land Acquisition & Dev. 2.4%
1-4 Family Construction 1.7%

- **Investment Properties portfolio represent 93% of total CRE portfolio**
  - The portfolio is well diversified among property types
- **CRE Credit Quality**
  - 0.50% NPL Ratio
  - 0.28% Net Charge-Off Ratio (annualized)
  - 0.02% 30+ Day Past Due Ratio
  - 0.00% 90+ Day Past Due Ratio

	Investment Properties						Land, Development and Residential Properties	
Portfolio Characteristics (as of June 30, 2025)	**Office Building**	**Multi-family**	**Shopping Centers**	**Hotels**	**Other Investment Properties**	**Warehouse**	**Residential Properties[1]**	**Development & Land**
Balance (in millions)	$1,678	$4,163	$1,326	$1,823	$1,437	$884	$537	$293
Weighted Average LTV[2]	55.5%	52.5%	53.5%	52.9%	52.0%	52.0%	NA	NA
NPL Ratio	3.32%	0.01%	0.04%	0.00%	0.07%	0.01%	0.44%	0.46%
Net Charge-off Ratio (annualized)	1.95%	0.00%	(0.02)%	0.00%	0.02%	0.00%	0.08%	(0.03)%
30+ Days Past Due Ratio	0.00%	0.01%	0.00%	0.00%	0.03%	0.02%	0.25%	0.21%
90+ Days Past Due Ratio	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

Amounts may not total due to rounding; (1) Includes 1-4 Family Construction and 1-4 Family Perm/Mini-Perm (primarily rental homes); (2) LTV calculated by dividing the 6/30/2025 commitment amount and any senior lien by the most recent appraisal (typically at origination)

26

27 Credit Indicator 2Q25 NPL Ratio 0.81% Net Charge-off Ratio (annualized) 0.31% 30+ Days Past Due Ratio 0.52% 90+ Days Past Due Ratio 0.02% Total Consumer Portfolio $8.3 billion Credit Indicator Home Equity Mortgage Weighted Average Credit Score of 2Q25 Originations 797 777 Weighted Average Credit Score of Total Portfolio 796 785 Weighted Average LTV(1) 71.9% 68.5% Average DTI(2) 33.4% 31.0% Utilization Rate 40.0% N/A 63.2% 22.3% 7.7% 4.4% 2.3% Consumer Mortgage Home Equity Third-Party HFI Other Consumer Credit Card Amounts may not total due to rounding; (1) LTV calculated by dividing the 6/30/25 commitment amount and any senior lien by the most recent appraisal (typically at origination); (2) Average DTI of 2Q25 originations Consumer Credit Quality • 86% of Consumer portfolio is backed by residential real estate • Other Consumer includes secured and unsecured products • Average consumer card utilization rate is 22.3% • Third party HFI portfolio of $640 million Consumer Loan Portfolio

28 $3,350 $2,850 $2,600 $2,350 $2,350 $2,100 $1,850 $1,750 $1,750$250 $250 $500 $750 $1,000 $1,000 2.98% 3.16% 3.38% 3.62% 3.62% 3.64% 3.65% 3.71% 3.71% Effective Forward Starting Effective Rate 2Q25 3Q25 4Q25 1Q26 2Q26 3Q26 4Q26 1Q27 2Q27 62% 63% 63% 63% 64% 38% 37% 37% 37% 36% 6.59% 6.59% 6.41% 6.26% 6.25% Floating Rate Fixed Rate Yield 2Q24 3Q24 4Q24 1Q25 2Q25 Amounts may not total due to rounding; (1) Represents projected notional outstanding for effective cash-flow loan hedges, along with the estimated effective fixed-rate at the end of the respective period; (2) NII sensitivity estimates reflect a dynamic balance sheet Derivative Hedge Portfolio(1)Loan Portfolio Rate Mix and Yield Earning Assets Composition ($ in millions) 12-Month Net Interest Income Sensitivity(2) Parallel Shock % NII Impact +100bps 2.1% -100bps (2.1)%

29 Repricing Term Rate Structure 3 mos or less 3-12 mos 1-3 Years 3-5 Years 5-15 Years Over 15 Years Total Variable Rate Fixed Rate Non-real estate $ 12,765 $ 284 $ 440 $ 728 $ 614 $ 717 $ 15,548 $ 13,011 $ 2,537 Owner occupied 1,102 194 657 684 1,057 5 3,699 1,062 2,637 Commercial & Industrial 13,867 478 1,097 1,412 1,671 722 19,247 14,073 5,174 Construction, A&D 1,510 91 153 126 79 16 1,975 1,470 505 Income producing 10,703 475 1,348 908 434 64 13,932 10,731 3,201 Commercial Real Estate 12,213 566 1,501 1,034 513 80 15,907 12,201 3,706 Residential mortgages 1,576 149 316 385 810 4,209 7,445 1,548 5,897 Other consumer 506 22 66 41 221 82 938 498 440 Total $ 28,162 $ 1,215 $ 2,980 $ 2,872 $ 3,215 $ 5,093 $ 43,537 28,320 15,217 % of Total 65% 3% 7% 7% 7% 12 % Loans - Repricing and Maturity ($ in millions) Amounts are preliminary and may not total due to rounding. Note: Loan category totals are based on Fed call codes related to regulatory reporting Call Report instructions for Synovus Bank.

30 Securities Portfolio $10,240 $10,449 $10,661 $10,783 $10,646 $2,668 $2,623 $2,582 $2,547 $2,503 3.04% 3.36% 3.43% 3.47% 3.49% AFS HTM Yield 2Q24 3Q24 4Q24 1Q25 2Q25 Total Securities Portfolio(1) ($ in millions) Securities & Cash Flow Hedges: Estimated Unrealized Loss in AOCI (After-Tax)(2) ($ in billions) $0.7 $0.6 $0.5$0.7 $0.6 $0.5 Securities AOCI Swap AOCI 2Q25 2Q26E 2Q27E Note: Amounts may not total due to rounding; (1) Amortized cost; (2) AOCI unrealized loss projections are based on the forward interest rate curve as of 06/30/25 and incorporate various assumptions, including those related to prepayments and tax rates

31 1Q25 2Q25 ($ in millions; rates annualized) Avg. Balance Avg. Rate Avg. Balance Avg. Rate Non-interest-bearing $11,406 N/A $11,386 N/A Interest-bearing non-maturity (NMD) $26,509 2.39% $26,851 2.42% Time $7,778 3.71% $7,206 3.45% Brokered $4,906 4.57% $4,760 4.55% Total interest-bearing $39,192 2.92% $38,817 2.88% Total deposits $50,598 2.26% $50,203 2.22% Total Average Deposit Costs

32 2Q24 3Q24 4Q24 1Q25 2Q25 Financial Performance Diluted EPS $(0.16) $1.18 $1.25 $1.30 $1.48 Net interest margin(1) 3.20% 3.22% 3.28% 3.35% 3.37% Efficiency ratio-TE 98.15% 55.41% 53.15% 53.81% 53.03% Adjusted tangible efficiency ratio(2) 53.05% 52.97% 52.69% 53.26% 52.31% ROAA(1) (0.10)% 1.21% 1.25% 1.32% 1.46% Adjusted ROAA(1)(2) 1.21% 1.26% 1.25% 1.32% 1.46% Balance Sheet QoQ Growth Total loans 0% 0% (1)% 0% 2% Total deposits (1)% 0% 2% 0% (2)% Credit Quality NPA ratio 0.60% 0.73% 0.73% 0.67% 0.59% NCO ratio(1) 0.32% 0.25% 0.26% 0.20% 0.17% Capital Common shares outstanding(3) 144,150 141,997 141,166 139,214 138,782 Leverage ratio 9.44% 9.55% 9.55% 9.56% 9.86% Tangible common equity ratio(2) 6.76% 7.28% 7.02% 7.26% 7.55% Amounts may not total due to rounding; (1) Annualized; (2) Non-GAAP financial measure; see applicable reconciliation; (3) In thousands; (4) Preliminary (4) Quarterly Highlights Trend

33 ($ and shares in thousands, except per share data) 2Q24 1Q25 2Q25 Net income (loss) available to common shareholders $(23,741) $183,691 $206,320 Investment securities losses (gains), net 256,660 — — Restructuring charges (reversals) (658) (1,292) 72 Valuation adjustment to Visa derivative — 2,200 — Tax effect of adjustments(1) (62,644) (219) (17) Adjusted net income available to common shareholders $169,617 $184,380 $206,375 Weighted average common shares outstanding, diluted 145,565 141,775 139,502 Net income (loss) per common share, diluted $(0.16) $1.30 $1.48 Adjusted net income per common share, diluted $1.16 $1.30 $1.48 Amounts may not total due to rounding; (1) An assumed marginal tax rate of 24.2% for 2Q25 and 1Q25 and 24.5% for 2Q24 was applied; (2) Diluted shares of 146,034 (in thousands) used to calculate 2Q24 adjusted EPS Non-GAAP Financial Measures (2)

34 ($ in thousands) 2Q24 3Q24 4Q24 1Q25 2Q25 Net income (loss) $(14,680) $180,684 $189,377 $194,872 $217,119 Valuation adjustment on GLOBALT earnout — — (719) — — Restructuring charges (reversals) (658) 1,219 37 (1,292) 72 Valuation adjustment to Visa derivative — 8,700 — 2,200 — Investment securities losses (gains), net 256,660 — — — — Tax effect of adjustments(1) (62,644) (2,427) 165 (219) (17) Adjusted net income $178,678 $188,176 $188,860 $195,561 $217,174 Net income (loss) annualized $(59,043) $718,808 $753,391 $790,314 $870,862 Adjusted net income annualized $718,639 $748,613 $751,334 $793,109 $871,083 Total average assets $59,246,849 $59,183,624 $60,174,616 $59,876,546 $59,577,113 Return on average assets (annualized) (0.10)% 1.21% 1.25% 1.32% 1.46% Adjusted return on average assets (annualized) 1.21% 1.26% 1.25% 1.32% 1.46% Amounts may not total due to rounding; (1) An assumed marginal tax rate of 24.2% for 2Q25, 1Q25, and 4Q24 and 24.5% for 2Q24, and 3Q24 was applied Non-GAAP Financial Measures, Continued

SYNOVUS

Non-GAAP Financial Measures, Continued

($ in thousands)	2Q24	1Q25	2Q25
Net income (loss) available to common shareholders	$(23,741)	$183,691	$206,320
Restructuring charges (reversals)	(658)	(1,292)	72
Valuation adjustment to Visa derivative	–	2,200	–
Investment securities losses (gains), net	256,660	–	–
Tax effect of adjustments[1]	(62,644)	(219)	(17)
Adjusted net income available to common shareholders	$169,617	$184,380	$206,375
Adjusted net income available to common shareholders annualized	$682,196	$747,763	$827,768
Amortization of intangibles, tax effected, annualized	8,831	8,082	7,993
Adjusted net income available to common shareholders excluding amortization of intangibles annualized	$691,027	$755,845	$835,761
Net income (loss) available to common shareholders annualized	$(95,486)	$744,969	$827,547
Amortization of intangibles, tax effected, annualized	8,831	8,082	7,993
Net income (loss) available to common shareholders excluding amortization of intangibles annualized	$(86,655)	$753,051	$835,540
Total average Synovus Financial Corp. shareholders' equity less preferred stock	$4,455,198	$4,812,279	$4,952,297
Average goodwill	(480,902)	(480,440)	(480,440)
Average other intangible assets, net	(41,547)	(32,966)	(30,398)
Total average Synovus Financial Corp. tangible shareholders' equity less preferred stock	$3,932,749	$4,298,873	$4,441,459
Return on average common equity (annualized)	(2.14)%	15.48%	16.71%
Adjusted return on average common equity (annualized)	15.31%	15.54%	16.71%
Return on average tangible common equity (annualized)	**(2.20)%**	**17.52%**	**18.81%**
Adjusted return on average tangible common equity (annualized)	**17.57%**	**17.58%**	**18.82%**

Amounts may not total due to rounding; (1) An assumed marginal tax rate of 24.2% for 2Q25 and 1Q25 and 24.5% for 2Q24 was applied

35

36 Non-GAAP Financial Measures, Continued ($ in thousands) 2Q24 3Q24 4Q24 1Q25 2Q25 Total non-interest revenue $(128,851) $123,980 $125,587 $116,466 $134,135 Valuation adjustment on GLOBALT earnout — — (719) — — Investment securities (gains) losses, net 256,660 — — — — Fair value adjustment on non-qualified deferred compensation (561) (2,062) (237) 816 (3,275) Adjusted non-interest revenue $127,248 $121,918 $124,631 $117,282 $130,860 Total non-interest expense $301,801 $313,690 $309,311 $308,034 $315,701 Restructuring (charges) reversals 658 (1,219) (37) 1,292 (72) Fair value adjustment on non-qualified deferred compensation (561) (2,062) (237) 816 (3,275) Valuation adjustment to Visa derivative — (8,700) — (2,200) — Adjusted non-interest expense $301,898 $301,709 $309,037 $307,942 $312,354 Amounts may not total due to rounding

37 ($ in thousands) 2Q24 3Q24 4Q24 1Q25 2Q25 Adjusted non-interest expense $301,898 $301,709 $309,037 $307,942 $312,354 Amortization of intangibles (2,907) (2,907) (2,888) (2,627) (2,627) Adjusted tangible non-interest expense $298,991 $298,802 $306,149 $305,315 $309,727 Net interest income $434,998 $440,740 $454,993 $454,384 $459,561 Total non-interest revenue (128,851) 123,980 125,587 116,466 134,135 Total revenue 306,147 564,720 580,580 570,850 593,696 Net interest income $434,998 $440,740 $454,993 $454,384 $459,561 Tax equivalent adjustment 1,351 1,393 1,430 1,577 1,662 Net interest income (TE) $436,349 $442,133 $456,423 $455,961 $461,223 Total non-interest revenue (128,851) 123,980 125,587 116,466 134,135 Total revenue (TE) 307,498 566,113 582,010 572,427 595,358 Investment securities losses (gains), net 256,660 — — — — Valuation adjustment on GLOBALT earnout — — (719) — — Fair value adjustment on non-qualified deferred compensation (561) (2,062) (237) 816 (3,275) Adjusted revenue (TE) $563,597 $564,051 $581,054 $573,243 $592,083 Efficiency ratio-TE 98.15% 55.41% 53.15% 53.81% 53.03% Adjusted tangible efficiency ratio 53.05% 52.97% 52.69% 53.26% 52.31% Non-GAAP Financial Measures, Continued Amounts may not total due to rounding

38 Non-GAAP Financial Measures, Continued Amounts may not total due to rounding ($ in thousands) 2Q24 3Q24 4Q24 1Q25 2Q25 Net interest income $434,998 $440,740 $454,993 $454,384 $459,561 Total non-interest revenue (128,851) 123,980 125,587 116,466 134,135 Total non-interest expense (301,801) (313,690) (309,311) (308,034) (315,701) Pre-provision net revenue (PPNR) $4,346 $251,030 $271,269 $262,816 $277,995 Adjusted revenue (TE) $563,597 $564,051 $581,054 $573,243 $592,083 Adjusted non-interest expense (301,898) (301,709) (309,037) (307,942) (312,354) Adjusted PPNR $261,699 $262,342 $272,017 $265,301 $279,729 Non-G P Financial Mea ures, Continued

39 ($ in thousands) 2Q24 3Q24 4Q24 1Q25 2Q25 Total assets $59,606,343 $59,589,628 $60,233,644 $60,339,121 $61,056,785 Goodwill (480,440) (480,440) (480,440) (480,440) (480,440) Other intangible assets, net (40,114) (37,207) (34,318) (31,691) (29,063) Tangible assets $59,085,789 $59,071,981 $59,718,886 $59,826,990 $60,547,282 Total Synovus Financial Corp. shareholders’ equity $5,053,606 $5,355,976 $5,244,557 $5,390,751 $5,617,686 Goodwill (480,440) (480,440) (480,440) (480,440) (480,440) Other intangible assets, net (40,114) (37,207) (34,318) (31,691) (29,063) Preferred Stock, no par value (537,145) (537,145) (537,145) (537,145) (537,145) Tangible common equity $3,995,907 $4,301,184 $4,192,654 $4,341,475 $4,571,038 Total Synovus Financial Corp. shareholders’ equity to total assets ratio 8.48% 8.99% 8.71% 8.93% 9.20% Tangible common equity ratio 6.76% 7.28% 7.02% 7.26% 7.55% Non-GAAP Financial Measures, Continued Amounts may not total due to rounding